Exhibit 10.9

REAFFIRMATION OF GUARANTY

This REAFFIRMATION OF GUARANTY AGREEMENT, made as of the 26 day of June, 2007 (the “Agreement”), by AMERICAN LEISURE HOLDINGS, INC. a Nevada corporation, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, TDS AMENITIES, INC. a Florida corporation, having an address at 2460 Sand Lake Road, Orlando, Florida 32809 and MALCOLM WRIGHT residing at xxxx xxxx xxxxx xxxxxxx xxxx xxxxx, Orlando Florida 32476, jointly and severally (individually and collectively, “Guarantor”) in favor of KENNEDY FUNDING INC., a New Jersey corporation, having its principal place of business at Two University Plaza, Suite 402, Hackensack, New Jersey 07601 (“Agent”), as agent for lenders identified in Schedule “A” to the Note (as hereinafter defined) (Agent and the lenders identified in Schedule “A” are hereinafter collectively referred to as (“Lender”).

WITNESSETH:

WHEREAS, Lender is the holder of a certain Promissory Note evidencing a mortgage loan (“Loan”) to COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809 and TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability company, having an address at 2460 Sand Lake Road, Orlando, Florida 32809, jointly and severally (collectively, “Borrower”) dated as of April 20, 2007, in the original principal amount of TWENTY FOUR MILLION NINE HUNDRED THOUSAND ($24,900,000) DOLLARS, (the “Note”), said Note being described in that certain Loan and Security Agreement dated as of April 20, 2007 by and between Borrower and Lender ( “Loan Agreement”).

WHEREAS, the Note is secured by certain loan documents, including, but not limited to, a first priority Mortgage and Security Agreement dated as of April 20, 2007 (“Mortgage”) on certain real property more particularly described in the Mortgage; (hereinafter the Note, Loan Agreement, Mortgage, and all other documents related thereto shall collectively be referred to as the “Loan Documents”).

WHEREAS, Borrower’s obligations to Lender under the Loan Documents have been guaranteed by Guarantor by a certain Guaranty dated as of April 20, 2007 (“Guaranty”).

WHEREAS, Borrower and Lender have agreed to (i) amend and restate the Note in its entirety pursuant to that certain Amended and Restated Promissory Note dated as of April 20, 2007, (ii) amend the Loan and Security Agreement and other Loan Documents pursuant to that certain First Amendment to Loan and Security Agreement and Other Loan Documents of even date herewith, and (iii) amend the Mortgage pursuant to that certain First Amendment to Mortgage and Security Agreement of even date herewith.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Guarantor acknowledges that Borrower and Lender have entered into among other documents, a certain (i) Amended and Restated Promissory Note dated as of April 20, 2007, (ii) First Amendment to Loan and Security Agreement and other Loan Documents of even date herewith, and (iii) First Amendment to Mortgage and Security Agreement of even date herewith (the “New Loan Documents”).

2. Guarantor hereby reaffirms all of Guarantor’s liability under and pursuant to the Guaranty and/or in the New Loan Documents and such Guaranty shall continue in full force and effect and Guarantor shall continue to guaranty as surety, all of Borrower’s obligations under the Loan Documents and the New Loan Documents in accordance with the Guaranty. The New Loan Documents and the Loan Documents shall hereinafter collectively be referred to as the “Loan Documents”.

3. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by the Lender and each of its successors and assigns; provided, however, that the undersigned shall not assign any of its rights, obligations or interest hereunder or under any of the other documents referenced herein without the prior written consent of Lender. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. In the event that any provision of this Agreement shall provide to be invalid or unenforceable, such provision shall be deemed to be severable from the other provision of this Agreement which shall remain binding on the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Reaffirmation of Guaranty as of the date first above written.

WITNESS: /s/ Jason Williams Name: Jason Williams	GUARANTOR: AMERICAN LEISURE HOLDINGS, INC. a Nevada corporation By: /s/ Malcolm J. Wright Name: Malcolm J. Wright Title: Chief Executive Officer
WITNESS: /s/ Jason Williams Name: Jason Williams	GUARANTOR: /s/ Malcolm J. Wright MALCOLM J. WRIGHT, an individual
WITNESS: /s/ Jason Williams Name: Jason Williams	GUARANTOR: TDS AMENITIES, INC. a Florida corporation By: /s/ Malcolm J. Wright Name: Malcolm J. Wright Title: Chief Executive Officer

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Chief Executive Officer of AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its bylaws and its board of directors.

/s/ J.K. Hudson
NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

On the 20th day of June, 2007, before me personally came Malcolm J. Wright, who being by me duly sworn, did depose and say that he signed, sealed and delivered this instrument as his voluntary act and deed.

/s/ J.K. Hudson
NOTARY PUBLIC

STATE OF FLORIDA	)
) ss.:
COUNTY OF ORANGE	)

I certify that on June 20th, 2007, Malcolm J. Wright came before me in person and stated to my satisfaction that he/she:

(a)  made the attached instrument; and

(b)  was authorized to and did execute this instrument on behalf of and as Chief Executive Officer of TDS AMENITIES, INC., a Florida corporation (the “Company”), the entity named in this instrument, as the free act and deed of the Company, by virtue of the authority granted by its bylaws and its board of directors.

/s/ J.K. Hudson NOTARY PUBLIC